UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of principal executive offices) (Zip code)

(844) 305-3054

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 31, 2022, Credex Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission. The Original 8-K reported, among other things, that on March 25, 2022, the Company’s Board of Directors and the holder of a majority of the voting power of the issued and outstanding capital stock of the Company approved, by written consent, Amended and Restated Articles of Incorporation. However, the Original 8-K included such disclosure under “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” and failed to include such disclosure under “Item 5.07. Submission of Matters to a Vote of Security Holders.” Accordingly, on May 4, 2022, an Amendment No. 1 to the Original 8-K (the “8-K/A”) was filed to (i) provide the required disclosures regarding stockholder approval of the Amended and Restated Articles of Incorporation under “Item 5.07. Submission of Matters to a Vote of Security Holders,” (ii) clarify that the Amended and Restated Articles of Incorporation had not yet been filed with the Florida Secretary of State and were not yet effective, and (iii) clarify that the Amended and Restated Articles of Incorporation filed as Exhibit 3.1 to the Original 8-K were a form of the Amended and Restated Articles to be filed with the Florida Secretary of State if and when the Board of Directors determined to file the Amended and Restated Articles of Incorporation.

The Company filed, and mailed to stockholders, an information statement on Schedule 14C on June 21, 2022. The Amended and Restated Articles of Incorporation could not be made effective until at least 20 days following the mailing of the information statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2022, the Company executed and filed the Amended and Restated Articles of Incorporation with the Florida Secretary of State, which were deemed effective on that date.

A copy of the filed Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation, filed on August 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2022	CREDEX CORPORATION

	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer